EXHIBIT 10.16
                                                              -------------

                          THE ATLANTA MERCHANDISE MART
                                 LEASE AGREEMENT

     This Lease Agreement made and entered into this 17th day of April 1998 by and between AMC, INC., a Georgia corporation (hereinafter referred to as "Lessor"), and DESTINATION, INC., a corporation under the laws of the State of Georgia (hereinafter referred to as "Lessee").

                                   WITNESSETH:

     In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, those certain premises more particularly described herein, in accordance with the Terms and Conditions attached hereto and incorporated herein by this reference. This lease shall consist of the following Basic Lease Information, any special stipulations set forth herein, the attached Terms and Conditions, and any exhibits expressly incorporated herein (collectively hereinafter referred to as the "Lease").


      BASIC LEASE INFORMATION:
        Section 1.2 Showroom:                        22-S-20

        Section 1.2 Gross Square Feet of Showroom:   Approximately 9,933

        Section 2.1 Term Commencement Date:          May 1, 1998

        Section 2.1 Expiration Date:                 June 30, 2002

        Section 3.1 Base Rent:                       $11,333.00 per month from May 1, 1998
                                                       to June 30, 1999
                                                     $11,786.32 per month from July 1, 1999
                                                       to June 30, 2000
                                                     $12,257.77 per month from July 1, 2000
                                                       to June 30, 2001
                                                     $12,748.08 per month from July 1, 2001
                                                       to June 30, 2002

        Section 3.3 Base Year:                       1998

        Section 3.3 Gross Leasable Square Feet
          in Building:                               2,027,385

        Section 3.3 Lease's Percentage Share:        .0048994%

        Section 3.5 Security Deposit                 N/A

        Section 6.9 Time of Operation:  8:00 AM - 6:00 PM Monday through Friday, and such hours as may be designated by Lessor during all Market Exhibition
                                        Periods.


        Section 12.12                   Address of Parties:

                               Lessor:  AMC, Inc.
                                        240 Peachtree Street, N.W.
                                        Suite 2200
                                        Atlanta, GA 30303
                                        Attention:  Lease Administrator

                                        With a copy to:

                                        AMC, Inc.
                                        240 Peachtree Street, N.W.
                                        Suite 2200
                                        Atlanta, GA 30303
                                        Attention:  Legal Department

                               Lessee:  Destination, Inc.
                                        240 Peachtree Street, N.W.
                                        Suite 22-S-20
                                        Atlanta, GA 30303
                                        Attention:  Greg Cunningham

      Section 12.18      Special Stipulations (if any):

     12.18 CONSTRUCTION LOAN. Notwithstanding anything contained herein to the contrary, Lessor agrees to loan to Lessee an amount equal to fifty thousand dollars ($50,000.00) (hereinafter referred to as the "Construction Loan"), for Lessee's total cost of the construction of Lessee Improvements made to the Premises, as indicated in EXHIBIT "C" HERETO. Lease agrees to reimburse and pay to Lessor the Construction Loan in accordance with the terms of the Promissory Note, a copy of which is attached hereto as EXHIBIT "B" and made a part hereof. The parties further agree that any default under said Promissory Note shall be deemed an Event of Default under this Lease.

     12.19  (a)  In the event the Agreement dated April 17, 1998 is terminated on the Termination Date (as said term is defined in the Agreement), or if sooner terminated (except if such termination is due to a monetary default by Lessee), this Lease shall terminate within one hundred eighty (180) days from the effective date of termination of the Agreement. Lessee agrees that all Rent and other amounts paid to Lessor are non-refundable, including without limitation, any payments made pursuant to the Promissory Note dated April 17, 1998, and Lessee shall not have any claim thereto. Lessee will have the right to vacate and surrender the Premises in accordance with the terms and conditions of this Lease, within one hundred eighty (180) days from the effective date of termination of the Agreement, by providing written notice to Lessor of the effective date of vacation and surrender of the Premises, which shall also be the effective date of termination of the Lease. Lessee agrees that it shall remain in compliance with all of the terms and conditions of the Lease during said time period, including without limitation the payment of Rent and installment payments under the Promissory Note dated April 17, 1998.

            (b)  This Lease may not be terminated as provided in this
                 Section 12.19 at any time during which Lessee is in default of its covenants and obligations under this Lease, and no termination shall be effective if Lessee shall be in default of its obligations and covenants under this Lease as of the date of such termination, unless Lessor otherwise expressly agrees in writing.

     12.20 PRIOR LEASE. Lessee's lease dated May 18, 1993, for the premises known as Space 13-A-11, and a Portion of B2, B3 and B5 in the Building (the "Prior Lease") shall be deemed to terminate on April 30, 1998. Notwithstanding the above, Lessee shall continue to pay Lessor Base Rent and Additional Rent and any other charges due pursuant to the terms of both the Prior Lease and the Lease, until possession of the former premises is actually delivered by Lessee to Lessor. Following Lessee's delivery of the former premises to Lessor, Lessee shall be responsible only for payment of Base Rent, Additional Rent, and any other charges due pursuant to the terms of the Lease.

     12.21 TERM. The Term of this Lease is intended to be co-terminus with that certain Agreement between Destination, Inc. and AMC, Inc. dated April 17, 1998 (the "Agreement"), provided that, in accordance with the terms of Section 12.19 of this Lease, Lessee shall have up to one hundred eighty (180) days to vacate the Premises upon termination of the Agreement.

     The Sections of the Terms and Conditions identified above in the left margin are those sections where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lessee Information and the Terms and Conditions, the latter shall control.

                        Lessor:  AMC, Inc.

                        By:  /s/ Jeffrey L. Portman
                             ---------------------------------------------
                             Title:  Executive Vice President

                        Attest:  _________________________________________

                        Name:  ___________________________________________

                        Title:  ___________________________________________

                        Lessee:  Destination, Inc.


                        By:  /s/Gregory S. Cunningham
                             ---------------------------------------------
                             Title: Secretary/Treasurer

                        Name:  ____________________________________________

                        Title:  ___________________________________________


                        By:  ______________________________________________

                        Name:  ____________________________________________

                        Title:  ___________________________________________

                            ATLANTA MERCHANDISE MART
                              TERMS AND CONDITIONS

                                    Article 1
                                    ---------
                                    PREMISES

     1.1 DEFINITIONS. Unless the context of this Agreement shall require otherwise:

            (a) "Bare wall," "bare wall premises," and "bare wall condition" shall mean and refer to the unfinished interior walls as originally constructed, including, without limitation, drywall, concrete block, aluminum and/or glass.

            (b) "BLI" shall mean and refer to the Basic Lease Information pages attached hereto and incorporated herein by reference.

            (c) "Building" shall mean and refer to that structure owned or operated by Lessor and located at 240 Peachtree Street N.W., Atlanta, Georgia 30303 and known as the Atlanta Merchandise Mart, as said structure may from time to time hereafter be expanded or modified.

            (d) "Common Area" shall mean and refer to all areas of the Building used or available for use in common by lessees, their employees and invitees, including, without limitation, lobbies, stairs, escalators, elevators, corridors, restrooms, parking areas, landscaped areas, loading docks, and all other areas and improvements which may be provided by Lessor for the convenience and use of the lessees and occupants of the Building, and their respective agents, employees and invitees.

            (e) "Market Exhibition Period" shall mean and refer to those market periods for professional buyers, wholesalers, and retail shop owners in the rugs, furniture, gift, textile and decorative accessories industries, as may be organized and arranged by Lessor from time to time during this Lease. Such market periods shall be held on such dates, at such times, and for such duration as may be established by Lessor in its sole discretion.

            (f) "Gross Square Feet" shall mean and refer to that area contained in the Premises as measured from centerline to centerline of all perimeter partitions of the Premises and from the outermost portion of the showroom front of all corridors to either the inside face of all exterior building walls or the centerline of an interior partition, as the case may be, plus Lessee's prorata share of the Common Area. It is acknowledged and agreed by the parties that the total gross square feet in the Premises as defined herein shall be subject to adjustment only in the event the area of the actual as-built Premises varies by more than one percent (1%) from the gross square footage set forth in the BLI.

            (g) "Gross Leasable Square Feet" shall mean the aggregate of all gross square feet in the Building.

            (h) "Premises" shall mean and refer to that particular demised showroom referred to in Section 1.2.

            (i) "Rent" shall mean and refer to all charges payable by Lessee to Lessor hereunder, including, without limitation, Base Rent and Additional Rent (as said terms are hereafter defined).

     1.2    PREMISES.

            (a) Lessor does hereby lease, demise, and rent to Lessee and Lessee does hereby lease, take, and rent from Lessor under and according to the provisions of this Agreement, those certain premises described on the BLI containing approximately the number of Gross Square Feet set forth on the BLI, as more specifically shown on the floor plan attached hereto as "Exhibit A" and incorporated herein by reference (hereinafter referred to as the "Premises"); provided, however, that the Premises shall exclude the foundations, concrete floorslabs, exterior walls (except plate glass or other glass), and the roof of the Building.

            (b) Subject to the Building Manual (a copy of which Lessee hereby acknowledges receipt of) and such other rules and regulations as may be prescribed by Lessor from time to time, the use and occupancy by the Lessee of the Premises shall include the use of the Common Area in common with all others to whom Lessor has or may hereafter grant rights to use the same and the use of such other facilities of Lessor as may be designated from time to time by Lessor as Common Area. The Common Area shall be under the control of Lessor and any use thereof by Lessee is under revocable license. Lessor reserves the right at any time, and from time to time, to change the configuration of the Common Area, to eliminate all or part of the Common Area, to subject the Common Area and the use thereof to any restrictions which Lessor, in its sole discretion, may determine, to close temporarily any part or portion of the Common Area to make repairs to changes or to perform such other acts in and to the Common Area as Lessor, in its sole judgment, may deem desirable.

            (c) Lessor expressly reserves the right to relocate Lessee, at Lessor's sole cost and expense, to any other space or showroom within the Building of comparable size, with comparable improvements, and at a comparable Rent.

            (d) No easement of light or view is included in this Lease of the Premises, and no diminution or shutting off of light or air or view shall affect this Lease.


                                   Article II
                                   ----------
                                      TERM

     2.1    TERM.

            (a) The term of this Lease (hereinafter referred to as the "Lease Term") shall commence on the Term Commencement Date set forth on the BLI, or on the date that Lessor delivers the Premises to Lessee, whichever is earlier (hereinafter referred to as the "Commencement Date") and shall cease, unless terminated earlier in accordance with the terms of this Lease, on midnight of the Expiration Date set forth on the BLI (hereinafter referred to as "Expiration Date"). Lessor shall have no liability to Lessee if Lessor is unable to deliver possession of the Premises on the above Commencement Date by reason of the holding over of the prior occupant, or by reason of delay in completion of the Building or Lessor's improvements, if any, to the Premises, or for any other cause beyond the reasonable control of Lessor, but in such event Base Rent shall not commence until possession of the Premises is tendered to Lessee. An adjustment in the date Base Rent shall commence shall not adjust the Expiration Date or Commencement Date of this Lease. If Lessee shall occupy the Premises prior to the Commencement Date with the consent of Lessor, such occupancy shall be subject to all the terms and conditions of this Lease.

            (b) In the event Lessee holds possession of the Premises beyond the Expiration Date set forth herein and obtains the written consent of Lessor therefor, then this Lease and the Lease Term hereof shall be deemed to be extended on a month-to-month basis upon all of the terms and conditions herein set forth except that: (i) Such tenancy may be terminated upon not less than thirty (30) days prior written notice by either party hereto; and (ii) Lessee shall pay to Lessor monthly Rent in advanced on the first day of such extension period and thereafter on the first day of each calendar month or portion thereof during such extension period in an amount equal to one hundred fifty percent (150%) of the Rent payable in the last full calendar month preceding the first day of such extension period.


     2.2    INSPECTION AND ACCEPTANCE OF PREMISES.

            (a) Lessor agrees to grant Lessee reasonable time and access to inspect the Premises prior to occupancy.

            (b) Occupancy of the Premises by Lessee shall be deemed conclusively to establish that the Premises and all other improvements required to be made by Lessor hereunder, if any, have been completed per specifications and floor plans and in accordance with Lessee's wishes and needs and are accepted by Lessee as being in good and satisfactory condition.


                                   Article III
                                   -----------
                                      RENT

     3.1 BASE RENT. Lessee shall pay Lessor Base Rent for the Premises in the amounts set forth on the BLI. Base Rent shall be due and payable in advance upon the Commencement Date (except as may be provided in Section 2.1(a) hereof) and upon the first day of each calendar month thereafter during the Lease Term; provided, however, that if the Lease Term shall commence on a day other than the first day of the calendar month, then the Base Rent for such first fractional month shall be such proportion of the monthly rental set forth above as the numbers of days in such fractional month bears to the total number of days in that calendar month, and shall be payable along with the first full month's rent on or before the Commencement Date.

     3.2 PAYMENT OF RENT. Base Rent, Additional Rent, and all other charges payable by Lessee hereunder are cumulative, shall be promptly paid by Lessee to Lessor without prior demand therefor by Lessor, and shall be made without deduction or set-offs of any kind or nature whatsoever in lawful money of the United States of America at the office of Lessor, or such other location as Lessor may request. Overdue Base Rent, Additional Rent, and all other charges payable by Lessee hereunder shall bear interest as set forth in Section 12.6 herein. Lessor shall have no obligation to accept less than the full amount of all amounts payable by Lessee hereunder and any applicable interest thereon, and if Lessor shall accept less than the full amount owing, Lessor may apply the sums received, in Lessor's sole discretion, toward any of Lessee's obligations to Lessor, and such acceptance of less than the full amount due and owing at any given time shall not constitute a waiver of any Events of Default hereunder.

     3.3    ADDITIONAL RENT.

            (a) Lessor shall pay all real estate taxes, assessments, and other governmental levies against the Building (hereinafter referred to as "Real Estate Taxes"), except as otherwise hereinafter provided. Commencing in the first calendar year after the Base Year (as described on the BLI), if the amount of the Real Estate Taxes levied or assessed against the Building shall exceed by more than six percent (6%) per annum the Real Estate Taxes assessed in the Base Year, Lessee shall pay as Additional Rent Lessee's Percentage Share of that portion of such excess (e.g., over and above six percent (6%) per annum).

                 The computation of Additional Rent under this Section 3.3(a) is expressed by the following formula:

                           A = [T-B(1+(0.6 x C))] x L

                        A = Additional Rent
                        T = Real Estate Taxes for the calendar year in
                            question
                        B = Real Estate Taxes for the Base Year
                        C = The number of calendar years since the end of
                            the Base Year
                        L = Lessee's Percentage Share

            (b) Lessor shall pay the costs of providing water, gas and electricity (hereinafter collectively called the "Utility Costs") to the Building. Commencing in the first calendar year after the Base Year, if the amount of the Utility Costs shall exceed by more than six percent (6%) per annum the Utility Costs for the Base Year, Lessee shall pay as Additional Rent under this Section 3.3(b) is expressed by the following formula:

                            A = (U-B(1+0.6 x C)) x L

                        A = Additional Rent
                        U = Utility Costs for the calendar year in question B = Utility Costs for Base Year
                        C = The number of calendar years since the end of
                            the Base Year
                        L = Lessee's Percentage Share

            (c) In any calendar year in which the tenancy of the Lessee is for less than the full calendar year, the Additional Rent due under this Section 3.3 shall be adjusted and prorated so that the Lessee's Percentage Share of said sum shall bear the same percentage that the partial calendar year bears to the full calendar year. Such Additional Rent due under this Section 3.3 shall be paid in one (1) lump sum which shall be due and payable thirty (30 days after Lessee is invoiced therefor. Lessee's obligation to pay such Additional Rent shall survive the termination of this Lease in the event the Real Estate Taxes or Utility Costs payable during the last year of Lease cannot reasonably be determined until after the termination of this Lease.

            (d) Lessor shall cause an independent certified public accountant selected by Lessor, in its sole discretion, to prepare on an annual basis a statement of the Utility Costs and Real Estate Taxes paid by Lessor, a copy of which shall be made available to Lessee upon written request. The Statement of said independent certified public accountant shall be final and binding upon Lessor and Lessee, absent manifest error. Lessee hereby waives any further accounting by Lessor.

     3.4 ACCORD AND SATISFACTION. No endorsement or statement on a check or letter accompanying any check or payment by Lessee to Lessor shall be deemed an accord and satisfaction or a release of liability, and Lessor may accept such check or payment without prejudice to Lessor's rights to recover the balance of all sums due to Lessor hereunder or to pursue any other remedy set forth in this Lease or granted by law or in equity.

     3.5 SECURITY DEPOSIT. Lessee has deposited with Lessor a Security Deposit as set forth on the BLI (the "Deposit"). The Deposit shall be held by Lessor as security for the faithful performance by Lessee of all the provisions of this Lease to be performed or observed by Lessee. If Lessee fails to pay Base Rent, Additional Rent, or other charges due hereunder, or an Event of Default otherwise occurs with respect to any provision of this lease, Lessor may use, apply, or retain all or any portion of the Deposit for the payment of any such Base Rent, Additional Rent, or other charge for which Lessor may become obligated by reason of Lessee's Event of Default or for compensation to Lessor for any loss, expense, or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of the Deposit, Lessee shall, within ten (10) days after demand therefor, deposit cash with Lessor in an amount sufficient to restore the Deposit to the full amount thereof and Lessee's failure to do so shall be a material breach of this Lease. If Lessee performs all of Lessee's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use to Lessee at the expiration of the Lease Term after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to the Deposit, and Lessor shall not be required to keep the Deposit separate from its general accounts.

                                   Article IV
                                   ----------
                PREMISES CONSTRUCTION, MAINTENANCE AND ALTERATION

     4.1    LESSOR'S IMPROVEMENTS.

            (a) Lessor is responsible for the construction and maintenance of the Building, including the Common Area and the structural portion of the Building from the exterior of the Building to the perimeters of the Premises and of the premises of other lessees. If this Lease is for the Premises which are unfinished at the date of execution hereof, Lessor agrees to provide, without expense to Lessee, except as otherwise expressly provided herein, including without limitation Section 12.18 hereof, the following items: (i) Concrete ceiling and floor comprising structure of Building; (ii) Demising walls in bare wall condition defining the perimeter of the Premises; (iii) Electrical service to junction box(es) located in the concrete ceiling of the Premises; (iv) Conditioned air;
                 (v) glass door(s); and those items listed on Exhibit "C" hereto.

            (b) If this Lease is for space which has been previously furnished prior to execution hereof, Lessor provides the Premises to Lessee on an "as is" basis, and by taking possession of the Premises, Lessee acknowledges that the Premises are in good and satisfactory condition and that Lessor has agreed to perform no improvements to the Premises unless the same are expressly set forth herein.

     4.2 LESSOR'S MAINTENANCE OF THE PREMISES. After Lessor has completed its improvements to the Premises as set forth in
            Section 4.1 herein, if applicable, Lessor shall provide maintenance service only to those portions of the Premises constituting structural portions of the Building, as set forth in section 4.1(a) herein, including parts and labor for fan units and maintenance for electrical equipment constituting structural portions of the Building, and electrical conduits and lines to the perimeter of the Premises and of other lessees (but not including light fixtures, lamps, light bulbs, and other electrical accessories).

     4.3    LESSEE'S IMPROVEMENTS AND ALTERATIONS.

            (a) Lessee agrees to cause the Premises to be finished, in accordance with this Agreement, with paintings and other interior decoration suitable for a trade mart and of a quality and design consistent with the standards generally observed in Lessee's industry. All alterations or improvements to the bare wall Premises or previously finished Premises shall be made by Lessee at Lessee's sole cost and expense, shall be of good and workmanlike construction, and shall in every respect comply with all governmental laws, codes, ordinances, regulations, and other requirements, whether federal, state, or local, which may govern construction of said alterations or improvements, including, without limitation, obtaining the proper building permits and certificates of occupancy. Lessee shall not make or cause to be made any said alterations or improvements or erect, remove or alter partitions in the Premises without first delivering to Lessor final plans and specifications therefor and obtaining Lessor's prior written consent thereto, but such review and consent by Lessor shall not waive or in any manner diminish Lessee's responsibilities with respect to such construction as set forth in this Lease or estop Lessor from latter asserting breach by Lessee of such responsibilities in the event such breach later becomes apparent to Lessor; provided, however, that Lessee may, without the consent of Lessor, but at its own cost and expense and in good and workmanlike manner, make such minor alterations, additions, or other improvements to the Premises as it may deem advisable, without altering the basic character or layout of the Premises or the Building or the improvements to the Premises, such as erecting shelves and display fixtures. (For purposes of this Agreement, the term "display fixtures" shall mean those trade fixtures which are common in Lessee's business.) Within ninety (90) days of the projected date of occupancy of the Premises by Lessee or, if later, the date on which the Lease is executed, Lessor shall provide Lessee with a suggested list of contractors from which list Lessee may select its contractor to make alterations or improvements to the Premises. Such list may be amended by Lessor from time to time. In the event Lessee desires to use a contractor not on such list, Lessee shall first obtain the written approval of Lessor for such contractor.

            (b) Lessee shall require in any agreement with any contractor or any subcontractor for alterations or improvement to the Premises that such contractor or subcontractor must obtain and maintain such insurance as Lessor shall reasonably require, and must comply with all rules and regulations governing the Building and the Premises, and the use or access thereto, and such further rules and regulations governing the building and premises as may be promulgated by Lessor from time to time.

            (c) All alterations, additions and improvements to or of the Premises and all fixtures, equipment and signs attached to the Premises, whether now in existence or hereinafter made by either Lessor or Lessee (herein referred to collectively as the "Improvements") shall, during the Lease Term, be Lessee's property, and all taxes or governmental charges with respect thereto during the Lease Term shall be paid by Lessee. Upon the expiration or sooner termination of this Agreement or upon the entry, repossession or reentry of the Premises by Lessor pursuant to Section 11.2 hereinbelow, whichever is earlier, all such Improvements (including, without limitation, all components of any track lighting or other lighting system installed within the Premises, but excluding personal property, movable furniture, trade fixtures which can be removed without leaving the Premises in an unsightly condition or rendering any systems in the Premises non-functional, and such Improvements that Lessee is to remove in accordance with Section 12.15) shall be and become Lessor's property without compensation to Lessee. Improvements shall include, but not be limited to all partitions, all portions of any ceiling or wall-mounted light fixtures, wall racks, floor coverings, conditioned air ducts, drapery hardware, wall coverings, ceiling cover, electrical wiring, pipes and conduits. Lessee shall not remove any Improvements from the Premises except as herein provided, and shall fully repair any damage occasioned by any such permitted removal.

     4.4 LESSEE'S MAINTENANCE OF THE PREMISES. Lessee shall, at all times during the Lease Term and at Lessee's sole cost and expense, keep and maintain the Premises and every part thereof (including, without limitation, all Improvements, glazing, and store fronts, but excluding exterior walls, roofs, floors and structural elements) in good and sanitary condition and repair and free from pests. Lessee hereby waives all rights to make repairs at the expense of Lessor as may be provided by any law, statute or ordinance now or hereafter in effect.

     4.5 ENTRY BY LESSOR. In the event of the expansion of or other structural alteration to the Building by Lessor, or in the event any repairs are to be made by Lessor pursuant to this Lease or any other lease of showrooms in the Building. Lessor shall have the right to enter the Premises and make use of any portion of the Premises as are necessary to accomplish said expansion, structural alteration or repair, and Lessee shall be entitled to an abatement of Rent in such event only to the extent such entry prevents Lessee from conducting its normal business in the Premises. In addition, Lessor and its employees, agents, and assigns shall have the right to enter the Premises at any time during normal business hours (i) to inspect the condition of the Premises for the compliance by Lessee with this Lease, but no such inspection or failure to inspect shall waive any rights of Lessor with respect to any Event of Default by Lessee, whether any such Event of Default was or should have been discovered; (ii) to post "For Lease" signs upon or within the premises during the last ninety (90) days of the lease term or during any period of holding over by lessee; (iii) to exhibit the Premises to Prospective lessees or purchasers; and (iv) to post notices of non-responsibility and/or non-payment. In the event Lessee fails to maintain and clean the Premises as required hereunder, Lessor may enter the Premises at any time for the purpose of cleaning and restoring same to a clean and sanitary condition, and Lessee shall pay on demand Lessor's actual expenses incurred thereby as Additional Rent hereunder. The foregoing shall not obligate Lessor to take any actions with respect to the Premises. Lessor shall use its best efforts to accomplish its actions within the Premises with minimum interference with Lessee, provided, however, that any liability of Lessor arising out of any such entry shall be limited to Lessor's gross negligence or willful misconduct.


                                    Article V
                                    ---------
                        ADDITIONAL OBLIGATIONS OF LESSOR

     5.1 UTILITIES AND OTHER SERVICES. Lessor agrees to provide physical connections for electricity to the perimeter of the Premises in addition to conditioned air to the Premises and of the Common Area of the Building at such times as Lessor in its sole discretion deems reasonably necessary for the comfortable occupancy thereof; provided, however, Lessor shall not be required to deliver or furnish in excess of five (5) watts of electricity per square foot to the Premises. Lessee agrees to reimburse to Lessor, upon demand, all costs incurred by Lessor in connection with Lessee's use of electrical power in excess of five (5) watts per square foot of the Premises. Lessor further agrees to provide public escalator or elevator service for the Building. Lessor reserves the right to discontinue escalator and elevator service, the supply of conditioned air, and other similar services to the Premises and Common Area of the Building on Saturdays, Sundays, and holidays between the hours of 5:00 p.m. and 8:00 a.m. and at such other times as Lessor may reasonably specify; provided, however, such services shall remain in operation during the business hours of all Market Exhibition Periods.

     5.2 COMMON AREA MAINTENANCE. Lessor will maintain and operate the Common Area in reasonably good order and condition. The cost of repairing damage to any part of the Common Area caused by the act of the Lessee or its agents, employees, or invitees shall be paid by Lessee upon demand by Lessor.

     5.3 SHIPPING AND RECEIVING SERVICES. Lessor may provide, but shall be under no obligation to provide, services in connection with the shipping and receiving of merchandise by Lessee to or from the Premises or the Building. In the event such services are provided, Lessee expressly agrees that the acceptance by Lessor, its contractors, agents or employees, of custody or control of any merchandise or other personal property of Lessee shall not constitute a bailment, and lessee expressly waives any claim against Lessor, its contractors, agents or employees, arising out of or relating to any loss of or damage to any such personal property, unless such loss or damage results solely from the gross negligence or intentional misconduct of Lessor, its employees or agents acting within the scope of their employment or agency.


                                   Article VI
                                   ----------
                        ADDITIONAL OBLIGATIONS OF LESSEE

     6.1 INSURANCE. Lessee at its sole expense, shall procure and maintain during the Lease Term: (i) broad form commercial general liability insurance, including fire legal liability coverage, bodily injury coverage (which includes personal injury coverage), and property damage liability coverage insuring against any and all liability of Lessee, its agents and its employees with respect to the Premises or arising out of the maintenance, use, or occupancy thereof, said liability insurance to have combined limits in the aggregate for bodily injury and property damage of not less than $1,000,000 in any one incident; and (ii) fire and extended coverage insurance on all improvements to the Premises and all contents therein in an amount not less than one hundred percent (100%) of the replacement cost thereof.

            All such insurance shall insure the performance by Lessee of the indemnity agreement contained in Section 6.7 herein with respect to liability for injury to or death of persons and injury to or damage to property. Lessor shall be named as an additional insured on all such policies, as lessor's interest may appear. The policy or policies evidencing such insurance shall provide that same may not be canceled or amended without thirty (30) days prior written notice to Lessor, and shall be issued by an insurance company licensed to do business in Georgia. Prior to the Commencement Date Lessee shall furnish to Lessor a certificate of insurance evidencing the existence of all insurance required to be maintained by Lessee pursuant to this Lease. Lessee will not permit the Premises to be used for any purpose which would render the insurance thereon or on the Building void or the insurance risk more hazardous or increase the premium rate therefor, it being understood and agreed that the use of the Premises in the proper and ordinary conduct of Lessee's business for the purposes set forth in
            Section 7.1 herein shall not in any event be considered a violation of this Section.

     6.2 RULES AND REGULATIONS. Lessee, its employees, guests and invitees shall observe and comply with any and all rules and regulations established by Lessor from time to time, written notice of which shall be provided to Lessee, including, without limitation, all rules and regulations set forth in the Building Manual. Said rules and regulations, including those set forth in the Building Manual, are a part of this Lease as if fully set forth herein in their entirety.

     6.3 COMPLIANCE AND LAWS. Lessee shall, at its sole cost and expense, promptly comply with, keep and maintain the Premises in compliance with the following as now in effect or as may be hereinafter in effect; all laws, statutes and ordinances and all rules, regulations and orders of any governmental authority including, without limitation, City of Atlanta Building Codes; any direction or occupancy certificate issued pursuant to any law, regulation or rule by any public officer, the provisions of any and all recorded documents affecting the Premises; insofar as any of the foregoing related to or affect the condition, use or occupancy of the Premises, excluding requirements of structural change unless related to or affected by Lessee's improvements or acts.

     6.4 LIENS. Lessees shall keep the Premises, the Building, and the land upon which the Building is situated free from any liens and claims of lien arising out of any work performed, materials furnished, or obligations incurred by, for, or at the instance of Lessee or its licensees, sublessees, assigns, or concessionaires. Lessor shall have the right to post or keep posted on the Premises any notices that may now or hereafter be provided by law or which Lessor may deem to be proper for the protection from and against such liens. Should any such lien or claim of lien be filed or recorded, Lessee shall bond against or discharge the same within five (5) days after notice of such lien or claim of lien is received by Lessee or Lessor, and shall immediately notify Lessor upon receipt of any notice or claim of lien, including a preliminary notice of lien. Lessee authorizes Lessor, at its sole option, to deliver on its behalf any statutory demand for filing lien claims to any person who has delivered material and equipment to or has furnished labor or services upon the Premises. Nothing contained in this Lease or in any subsequent agreement between Lessor and Lessee or any contractor or subcontractor of Lessee relating to improvements, alterations or repairs shall be deemed or construed in any way as constituting the consent or request of Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Premises, or any part thereof, or as giving Lessee a right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or materialmen's liens or claims of lien against the Premises or Lessee's interest therein, the Building, or the land upon which the Building is situated.

     6.5 FURTHER ASSURANCE. Lessee agrees, at any time and from time to time upon not less than ten (10) days prior written notice by Lessor, to execute, acknowledge, and deliver to Lessor a written statement in a form acceptable to Lessor addressed to Lessor and such other party or parties as Lessor shall direct, in which statement Lessee shall (i) certify that this lease is unmodified and in full force and effect or, if there have been modifications, that this lease, as modified, is in full force and effect; (ii) state the dates through which all Rent has been paid; (iii) certify that there exists no default in the performance of any covenant, agreement, term, provision, or condition of this Lease or, if there exists such a default, specify the nature of each such default; and (iv) certify that there are no set-offs, counterclaims, or defenses available to Lessee against Lessor, or, if there exists any such set-off, counterclaim or defense, specify the nature thereof. Lessee hereby agrees that Lessor and such other party or parties to whom such certificate is addressed may and will rely upon Lessee's certifications and statements in connection with any financing or sale of the Building or of the Building and the land on which it is located.

     6.6 DEFECTS. Lessee shall report immediately and in writing to Lessor any defective condition in or about the Premises, actually known, or if Lessee should have reasonably known by its actual occupancy of the Premises, which Lessor is required to repair under the terms of this Lease. A failure to report same shall make Lessee liable to Lessor for any expense or damage, whether direct or indirect, to Lessor arising out of any such failure to report a defective condition. Lessee's liability for indirect damages in connection with the negligence of Lessee, its agents, contractors and employees in failing to report any such defective condition shall be limited to the amount of comprehensive general liability insurance and fire extended coverage insurance required under the Lease. There shall be no limit on indirect damages caused by or in connection with the gross negligence or willful misconduct of Lessee, its agents, contractors and employees in filing to report same.

     6.7 INDEMNIFICATION. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, liabilities, actions, expenses, losses, or damages whatsoever on account of or in connection with any loss, injury, death or damage to persons or property or business arising out of or in connection with Lessee's use or occupancy of the Premises, including, without limitation, the condition of the Premises, or any act or omission, whether or not negligent, of Lessee, its agents, contractors, employees, guests, or invitees, or any water and/or plumbing system malfunction, developing as a result of lessee's extension and use of Lessor's water and sewage systems (such indemnification included, but shall not be limited to water damage to the Premises and the Building; the costs for repair, restoration and replacement of any surfaces, finish, structure, equipment, furnishings, or merchandise damaged or altered by said extension, as well as any attendant liability arising therefrom); provided, however, Lessee shall not be required to indemnify or hold Lessor harmless from or against any claims, liabilities, actions, expenses, losses, or damages to the extent same arise directly out of the gross negligence or intentional misconduct of Lessor, its agents or employees acting within the scope of their agency or employment. Lessee shall further indemnify and hold Lessor harmless from and against the performance or non-performance of any covenant or agreement to be performed by Lessee pursuant to the terms and conditions of this Lease. In addition, Lessee shall hold Lessor harmless from and against all costs, reasonable attorney fees, expenses, and liabilities incurred in connection with any claim, action or proceeding brought or in any way connected with the matters against which Lessee has agreed to hold Lessor harmless.

     6.8 TAXES. Lessee shall pay before delinquency any and all taxes, assessments or governmental charges (whether same are now in effect or subsequently enacted) during the Lease Term which are levied or assessed against Lessee's business in the Premises or upon Lessee's improvements, fixtures, furniture, appliances or personal property installed or located in the Premises or which constitute a lien against any of the foregoing.

     6.9 TIME OF OPERATION. Lessee shall keep the Premises illuminated and open for business with an adequate staff in attendance and its products available for display and marketing during all Market Exhibition Periods, and during such other times as are set forth in the BLI (as such times may reasonably be adjusted by Lessor, from time to time).


                                   Article VII
                                   -----------
                                 USE OF PREMISES

     7.1    USE.
            (a) The Premises shall be used and occupied by the Lessee as an office and for no other purpose. Lessee agrees to conduct its business at all times in a reputable manner and to operate all of the Premises unless prevented from doing so because of fire, accident or force majeure. Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for the aforesaid use.

            (b) Lessee shall not solicit, peddle, canvas or distribute handbills or other written material or permit any such acts in its behalf, in the hallways, corridors, or other Common Areas of the Building, or on the grounds, parking areas, and sidewalks surrounding the Building. All such activities shall be confined to the Premises. Lessee shall not solicit sales from persons other than accredited retail and wholesale merchants and their representatives.

            (c) Lessor reserves the right to prescribe qualifications and time for admission to the Building, including but not limited to the payment of an admission fee, and to restrict access to the Building or any portion thereof to accredited retail and wholesale merchants and their representatives, and to make admission into the Building conditioned upon presentation and exhibition of such credentials as Lessor may deem necessary or appropriate. Lessee shall be furnished with credentials for admission into the Building if deemed necessary by Lessor.

            (d) No sign, tag, label, picture, advertisement, or notice shall be displayed, installed, distributed, inscribed, painted or affixed by Lessee on the exterior doors, plate glass or exterior or interior walls of the Premises or on any part of the outside or inside of the Building without the prior written consent of the Lessor as to the content and design thereof. Lessee shall remove all signs, if any, at the termination of this Lease. Installation and removal of all signs shall be made in a good and workmanlike manner so as to avoid injury to or defacement of the Building, Premises and the improvements therein. No show cases or other fixtures or objects shall be placed by Lessee in front of the Building, in the corridors or elsewhere in or about the Building, other than within the Premises.

            (e) Furniture, products, merchandise, and other bulky objects shall be brought into and removed from the Building only through the freight entrance and freight elevators, and movement of such objects shall be subject to reasonable requirements of Lessor as to time and manner of moving. No such items shall be brought into or removed from the Building during any major Market Exhibition Period without prior written consent from Lessor.

            (f) No additional locks shall be placed on the doors of the Premises by Lessee, nor shall any existing locks be changed. Lessor will without charge, furnish Lessee with three keys for each lock existing upon the entrance doors to the Premises when Lessee assumes possession. A charge of five dollars ($5.00) shall be required for additional keys. Keys are to be issued to authorized personnel only.

            (g) Safes and other unusually heavy objects shall be placed by Lessee only in such places as may be approved by Lessor. Any damage caused by overloading the floor or by taking in or removing any object from the Premises shall be paid by Lessee. Lessee may not place upon the floor of the Premises any object whatsoever that weights in excess of fifty (50) pounds per square foot of floor area covered.

            (h) Models, salespersons, or other employees or representatives of Lessee, shall not model, demonstrate, display, or show in any manner any products outside of the Premises without Lessor's prior written consent.

            (i) Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectional purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. The Premises may not be used for timeshare, hotel, or residential purposes.

            (j) Neither Lessee nor its contractors, subcontractors, agents, laborers, mechanics, or materialmen shall use, generate, store or dispose of any hazardous waste, toxic substance, or related materials, including, without limitation, asbestos and polychlorinated biphenyl ("PCB"), in or on the Premises, the Building, and the land upon which the Building is situated.

            (k) All plate glass windows and sliding glass doors which face any corridor shall at all times be and remain totally clear and unobstructed (except for such identifying signs as Lessor may approve in writing) so that a full and obstructed view of the Premises and the corridors beyond, if applicable, may be had through said plate glass windows and sliding glass doors. All sliding doors which face any corridor shall be and remain open and free of obstructions during all applicable Market Exhibition Periods.

            (l) Lessee will conduct its business in the Premises in a lawful manner in compliance with all governmental laws, ordinances, regulations, and other requirements, whether federal, state, or local, applicable to the use of the Premises and will promptly comply with all governmental orders and directives applicable to the Lessee's use and occupancy of the Premises, including, without limitation, such orders and directives for the correction, prevention, and abatement of nuisances in or connected with the Premises, all at Lessee's sole expense.

            (m) Lessee will not do any act tending to injure the reputation of Lessor or to interfere with the operation, public relations, or promotions of Lessor.


                                  Article VIII
                                  ------------
                               INTEREST OF LESSEE

     8.1 SUBORDINATION OF LEASE. The rights of Lessee under this Lease shall be and are subject and subordinate to any ground leases for the land on which the Building is located and the lien and security title of any mortgage or security deed now or hereafter placed on the Building or the land on which the Building is located, or any part thereof, and to any renewals, modifications, extensions, consolidations and replacements thereof. Although such subordination shall be self-operative, Lessees shall execute and deliver, upon demand, such further instruments confirming such subordination as may be requested by Lessor. In the event any such security deed shall be foreclosed (whether by judicial foreclosure or by exercise of a private power of sale), the party foreclosing such security deed shall have the option (i) of foreclosing subject to this Lease so that this Lease will in no way be disturbed or terminated by such foreclosure, whereupon at the request of the purchaser at the foreclosure sale (or purchaser by deed in lieu of a foreclosure), Lessee will attorn to such purchaser and will execute such instruments as may be necessary or appropriate to evidence such attornment, or (ii) of terminating this Lease by such foreclosure. Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee any instrument or instruments required by Lessee under this Section 8.1.

     8.2 INTEREST CONVEYED. This Lease shall create only the relationship of lessee and lessor between the parties hereto; no estate shall pass out of Lessor, and Lessee has only a usufruct, which is not subject to levy and sale.


                                   Article IX
                                   ----------
                                    TRANSFER

     9.1 ASSIGNMENT AND SUBLETTING. Lessee may not assign this Lease or any interest herein or in the Premises or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee, without the prior written consent of Lessor. Notwithstanding anything contained herein to the contrary, in the event Lessee shall sublet a portion of the Premises to an affiliate company whose predominant business is in the travel or hospitality industry, Lessor's consent shall not be unreasonably withheld. This prohibition against assignment and subletting shall include, without limitation, a specific prohibition against Lessee permitting any person, firm, or entity other than Lessee and its employees from temporarily or permanently licensing, using, or otherwise operating out of the Premises in any manner whatsoever. For the purpose of this Section, the term "employee" shall mean a natural person whose compensation is directly paid and funded by Lessee and is primarily in the form of wages upon which Lessee is required to withhold state and federal taxes and whose job functions, responsibilities, and activities are exclusively controlled by Lessee. In addition, in the event that the beneficial owners of Lessee sell, exchange, bequeath, or otherwise transfer all or any portion of their interest in Lessee such that after the date hereof forty-nine percent (49%) or more of the beneficial ownership interest of Lessee is changed, such change in ownership shall be deemed a transfer of the Premises for the purposes of this Section, except if Greg Cunningham is manager in charge of Lessor's accounts and continues to control the day to day operations of Lessee's business. Lessor reserves the right to examine Lessee's business records upon reasonable notice to insure Lessee's compliance with the provisions of this Section.


                                    Article X
                                    ---------
                      DAMAGE, DESTRUCTION AND CONDEMNATION

     10.1 DAMAGE OR DESTRUCTION OF BUILDING. In the event of such substantial damage to or destruction of the Building by fire or other casualty that the roof, walls, floors, or other structural members thereof are damaged or that a substantial number of the premises in the Building are damaged, but regardless of whether the Premises of the Lessee are damaged thereby, then Lessor shall have the option to terminate this Lease upon written notice to Lessee given within ninety (90) days of such casualty. If Lessor chooses, in its sole discretion, so to terminate this Lease, such termination shall be effective on the day specified in such notice, but not earlier than thirty (30) days following the date of such written notice.

     10.2   RESTORATION OF PREMISES AND IMPROVEMENTS; ABATEMENT OF RENT.

            (a) In the event of any damage to or destruction of the Premises or the improvements therein by fire or other casualty, then unless this Lease is terminated by Lessor pursuant to Section 10.1 above: (i) Lessor shall promptly take appropriate action to repair and restore a sufficient portion of the Building to permit access to and occupancy of the Premises by Lessee and to restore the Premises to bare wall condition, including all improvements described in Section 4.1(a) herein; and (ii) Lessee shall promptly repair, replace, or restore the improvements in the Premises to a condition comparable to that existing prior to the casualty at Lessee's sole cost and expense without contribution or reimbursement by Lessor, except that any insurance proceeds applicable to such improvements which are paid to Lessor, pursuant to the loss payee provisions of insurance coverage required of Lessee under Section 6.1, shall be distributed to Lessee after completion of such improvements for the purpose of reimbursing Lessee for such repairs and restoration. If any improvements to the Premises are damaged or destroyed at any time and not subsequently replaced, restored, or repaired by Lessee, the entire amount of the proceeds of any insurance thereon, including, without limitation, the insurance required to be maintained by Lessee pursuant to Section
                 6.1 herein, shall be paid to and retained by Lessor.

            (b) In the event that the Premises are rendered untenantable as a result of fire or other casualty and this Lease remains in force, then commencing on the date of such casualty, Base Rent shall abate in proportion to the area of the Premises which is untenantable until the date the Premises are restored, provided, however, that if Lessee unreasonably delays in its obligation to restore the improvements to the Premises, as required by Section 10.2(a)(ii) herein, then the Base Rent abatement period shall terminate on the date the Premises would have been tenantable had Lessee not so unreasonably delayed.

     10.3   CONDEMNATION.

            (a) If the whole of the Building or the Premises should be permanently taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or by private purchase in lieu thereof (hereinafter referred to as "Condemnation"), this Lease shall terminate effective when the physical taking of said Building or Premises shall occur. If any substantial part of the Building or the Premises should be permanently taken by Condemnation, at the option of Lessor this Lease shall terminate, effective when the physical taking of said portion of the Building or Premises shall occur. In the event that a Condemnation of a portion of the Building or Premises shall occur and this Lease shall not be terminated by Lessor as aforesaid: (i) Lessor shall promptly, upon receipt of the Condemnation proceeds, take appropriate action to repair or restore a sufficient portion of the Building to permit access to and occupancy of the Premises by Lessee and to restore the Premises to bare wall condition, including all the improvements described in Section 4.1(a) herein; and (ii) Lessee shall promptly repair, replace, and restore any damaged or removed improvements to the Premises to a condition comparable to that existing prior to the Condemnation at Lessee's sole cost and expense without contribution or reimbursement by Lessor, except as provided in Section 10.3(c).

            (b) In the event that a portion of the Premises are taken by Condemnation but this Lease is not terminated by Lessor, then, effective when the physical taking of said Premises shall occur, the Base Rent payable under this Lease during the unexpired portion of the Lease Term shall be reduced by a proportion which the untenantable portion of the Premises bears to the tenantable portion of the Premises.

            (c) All proceeds of any Condemnation, including proceeds attributable to the improvement to the Premises, shall be paid to Lessor. In the event that Lessee is required to repair, replace, or restore the improvements to the Premises in accordance with this Lease, Lessor shall distribute to Lessee after completion of such improvements that portion of the Condemnation proceeds applicable to such improvements, provided, however, that in the event Lessee fails to repair, replace, or restore such improvements within a reasonable period of time, then that portion of the Condemnation proceeds applicable to such improvements shall be retained by Lessor and Lessee shall be in default hereunder.


                                   Article XI
                                   ----------
                                     DEFAULT

     11.1 EVENTS OF DEFAULT. The occurrence or any of the following shall constitute an "Event of Default" hereunder:

                 (i) Failure by Lessee to pay in full any Base Rent, Additional Rent or other charge payable hereunder within ten (10) days from the date due, and after ten (10) days' written notice, which notice shall only be provided once during each calendar year during the Lease Term;

                 (ii) Failure by Lessee to abide by the terms of Section 7.1, 8.1 or 9.1;

                 (iii) Failure by Lessee to observe or perform any of the terms, covenants, agreements, or conditions contained in this Lease (other than as specified elsewhere in this Section) or in the Building Manual (and any additional rules and regulations now or hereafter established by Lessor to govern the operation of the Building) for a period of thirty (30) days after written notice thereof by Lessor;

                 (iv) Filing by Lessee of a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, readjustment of its debts, or for any other relief under the provisions of the United States Code relating to Bankruptcy, as amended (hereinafter referred to as the "Bankruptcy Code"), or under any other insolvency act or law, state or federal, now or hereafter existing; the application by Lessee for the appointment of a receiver or trustee for all or a substantial part of Lessee's property; the making by Lessee of any assignment for the benefit of its creditors; the insolvency or inability of Lessee to pay its debts as they mature; or the issuance of attachment, execution, or other similar process against any substantial part of the property of Lessee;

                 (v) The continuation for a period of sixty (60) days undismissed, unbonded, or undischarged of any involuntary proceeding against Lessee in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code or under any other insolvency act or law, state or federal, now or hereafter existing, or of any involuntary appointment of a receiver or trustee of Lessee, for all or a substantial part of its property;

                 (vi) The desertion, vacation, or abandonment of the Premises, or the failure of Lessee to observe the provisions of Section 6.9 hereof more than two (2) times during the Lease Term; or

                 (vii) Default by Lessee or any Lessee affiliate of any other lease agreement between Lessee or any Lessee affiliate and Lessor for any premises in the Building. As used therein, "Lessee affiliate" shall mean any sole proprietorship, partnership, corporation, joint venture, or other business association in which Lessee is a beneficial owner or active participant.

     11.2   RIGHTS OF LESSOR UPON EVENTS OF DEFAULT.

            (a) At any time after the occurrence or existence of any Event of Default, Lessor, at its option and without prejudice to any other rights arising from such default which Lessor may have under this Lease or which may be allowed at law or in equity, shall have the right to:

                 (i) remove, in any manner not prohibited by law, Lessee and any or all property of Lessee from the Premises and repossess the Premises and all improvements therein, without terminating the Lease; in which event the rights and obligations of Lessor and Lessee under this Lease shall be hereinafter provided in this Article XI;

                 (ii) regardless of whether or not Lessor has previously exercised its rights pursuant to subparagraph (i) above, terminate this Lease upon written notice to Lessee, which notice will specify the date upon which this Lease shall terminate;

                 (iii) following repossession of the Premises by Lessor, regardless of whether this Lease has been terminated by Lessor, from time to time, to re-let the premises or any part thereof, or to re-let the Premises or any part thereof together with additional premises, for such term or terms (which may be greater or less than the original Lease Term herein specified) and on such conditions (which may include concessions, free rent, or alterations of the Premises) and for such uses as Lessor, in Lessor's sole discretion, may determine, whereupon Lessor may collect and receive all rent paid pursuant to such re-letting. Lessor shall in no way be responsible or liable for any failure to re-let the Premises or any part thereof or for any failure to collect any Rent due upon such re-letting. Any such sums from such re-letting collected by Lessor prior to termination of this Lease, net of all costs incurred by Lessor in connection with such re-letting, shall be collected by Lessor as agent of Lessee and applied by Lessor against the sums due and owing by Lessee to Lessor pursuant to this Lease. Should such rentals and other payments received from such re-letting during any month be less than the amount of Rent and other charges payable by Lessee for such month hereunder, then Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly;

                 (iv) if Lessee shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and if such failure shall continue for thirty (30) days after notice thereof by Lessor, Lessor may (but shall not be obligated so to do) without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as provided in this Lease. All sums so paid by Lessor and all necessary incidental costs shall be deemed Additional Rent hereunder and shall be payable to Lessor on demand; and/or

                 (v) in the event of any breach or threatened breach by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease, Lessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any rights and/or remedies allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

            (b) Upon the occurrence or existence of an Event of Default, neither the removal of Lessee or any property of Lessee from the Premises nor the re-entry, repair, alteration, or re-letting of the Premises by Lessor shall constitute a termination of this Lease or a surrender of acceptance of the Premises, unless and until Lessor has given to Lessee the written notice hereinabove described expressly terminating this Lease.

            (c) No vacancy or abandonment of the Premises by Lessee, repossession of the Premises by Lessor, or re-letting of the Premises by Lessor shall relieve Lessee of Lessee's liability and obligations under this Lease. Termination of this Lease by Lessor upon the occurrence of existence of an Event of Default shall likewise not relieve Lessee of its liability for damages for Lessee's breach of its obligations under this Lease, and upon termination Lessor may, at Lessor's option, elect to accelerate the difference, if any, between all Rent due under this Lease from the date of termination through the end of the Lease Term, and the fair rental value of the Premises (taking into account, among other factors, the reasonably anticipated costs and delays occasioned by re-letting the Premises) through the end of the Lease Term, in which event all such sums shall become immediately due and payable by Lessee to Lessor, provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of such sums for the remainder of the Lease Term. In the event of such acceleration by Lessor, the amount due and payable shall be adjusted to present value at the date of termination by discounting all payments due after such date at the then current prime rate of NationsBank, or any bank or financial institution into which same shall be merged or consolidated. Such amount shall then accrue interest until paid at the rate specified in Section 12.6. The payment by Lessee of such accelerated amounts shall in no way reduce or diminish any other liability of Lessee to Lessor for breach of this Lease.

            (d) No termination of this Lease shall affect the right of Lessor to collect any damages occasioned by Lessor as a result of such termination, including, without limitation, all unpaid Rent arising hereunder for the period prior to such termination, and Lessee shall pay to Lessor the aggregate amount thereof (together with accrued interest thereon as provided herein) upon the date of termination.

            (e) In the event of the occurrence of any Event of Default (including, without limitation, termination of this Lease by operation of law), then it is agreed and understood and the parties contemplate that the damages to Lessor arising from such breach shall include all expenses incurred by Lessor in enforcing Lessor's rights hereunder and recovering, restoring, and re-letting the Premises (including, without limitation, reasonable brokerage fees and attorneys' fees in the amount of fifteen percent (15%)for monetary defaults and in a reasonable amount for non-monetary defaults), said damages being due and payable by Lessee immediately upon their being incurred by Lessor.

            (f) If Lessor shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of the Bankruptcy Code, then Lessee as a debtor in possession or any trustee for Lessor agrees to assume or reject this Lease within sixty (60) days after the filing of a voluntary or involuntary petition in which Lessee is named as the debtor, and Lessee on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any such application by Lessor with such Court. In such event, Lessee as a debtor in possession, or any trustee of lessee, may only assume this Lease if (a) it cures or provides adequate assurance that it will promptly cure any default hereunder, (b) it compensates or provides adequate assurance that Lessee will promptly compensate Lessor for any actual pecuniary loss to Lessor from Lessee's defaults, and (c) it provides adequate assurance of performance during the fully stated Lease Term hereof of all the terms, covenants, and conditions of this Lease to be performed by Lessee. In no event after the assumption of this Lease shall any then existing default remain uncured for a period in excess of ten (10) days. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance (1) of the source of Rent reserved hereunder, and (2) that the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Lessee with any services or utilities as herein required unless Lessee shall have paid and be current in all payments due Lessor under this Lease.

            (g) Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by the statute or otherwise, and the exercise of beginning of the exercise by Lessor or Lessee of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by the party in question of any or all other of such rights or remedies.

            (h) Lessee waives all homestead rights and exemptions which Lessee may have under any law with respect to any obligation owing under this Lease.

     11.3 LESSOR'S DEFAULT. In the event of any default by Lessor under this Lease, Lessee's sole and exclusive remedy shall be an action for actual damages (Lessee hereby waiving any right of deduction or setoff against Rent due hereunder, and any claim for indirect, special or consequential damages). Prior to any such action, Lessee will give Lessor written notice specifying such default with particularity, and Lessor shall have sixty
            (60) days in which to cure any such default; provided, however, in the event any such default cannot, with reasonable diligence, be cured within such sixty-day period, Lessor shall have additional reasonable period of time as is necessary to cure such default, so long as Lessor commences such cure within such sixty-day period, and thereafter diligently prosecutes such cure to completion.


                                   Article XII
                                   -----------
                            MISCELLANEOUS PROVISIONS

     12.1 TRANSFER BY LESSOR. Lessor shall have the right to assign any of its rights under this Lease or to transfer all or part of its interest in the Building, or both, at any time, and from time to time. In the event of any such assignment or transfer by Lessor, Lessee agrees to attorn to any such assignee, successor, or other transferee under all of the terms, covenants and conditions of this Lease for the balance of the Lease Term and to execute any acknowledgment of and consent to such assignment or transfer.

     12.2 SCOPE. The terms, covenants, conditions, and agreements contained herein shall, subject to the provisions herein as to transfer, apply and bind the heirs, successors, executors, administrators, and assigns of the parties hereto. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership, or individual, as may fit the particular parties. If there be more than one Lessee, the obligations hereunder imposed shall be joint and several.

     12.3 CAPTIONS. The captions used herein are for reference convenience only, are not part of the Lease, and shall have no effect upon the construction or interpretation of any part hereof.

     12.4 TIME OF THE ESSENCE. Time is of the essence of this Lease and each and all of its provisions.

     12.5 ENTIRE AGREEMENT. This Lease represents the entire understanding and agreement between the parties relating to the subject matter hereof and supersedes and cancels any and all prior negotiations, agreements, understandings, and inducements relative thereto. The language in all parts of this Lease shall in all events be construed as a whole according to its fair meaning and not strictly for or against either Lessor or Lessee.

     12.6 INTEREST. All sums payable by Lessee to Lessor under this Lease, if not paid when due, shall accrue interest from their due date until paid, at a rate equal to the greater of (a) the prime interest rate announced by NationBank, Atlanta, Georgia, from time to time, plus four percent (4%), or (b) twelve and one-half percent (12 1/2%). Said interest shall be Additional Rent under this Lease and be paid to Lessor by Lessee upon demand.

     12.7 ATTORNEY'S FEES. If either party uses the services of an attorney at law to enforce the terms thereof, or to collect any amount due hereunder, the defaulting party shall reimburse to the non-defaulting party, upon demand, any and all reasonable attorney's fees and expenses so incurred by the non-defaulting party.

     12.8 GOVERNING LAW. This Lease shall in all respects be interpreted in accordance with the laws of the State of Georgia.

     12.9 COUNTERPARTS. This Lease may be executed in counterparts, each of which when fully executed shall be deemed an original and all of which shall be but one agreement. In the event of any such counterparts, the original or copy thereof held by Lessor, including all exhibits thereto, shall control.

     12.10 SEVERABILITY. If any term, covenant, or condition of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, neither the remainder of this Lease nor the application of such term, covenant, or condition to any other person or circumstance shall be affected thereby, and each term, covenant, or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     12.11 SURVIVAL. It is expressly understood and agreed that each and every term, covenant, and agreement contained herein shall survive any expiration or sooner termination of this Lease and shall remain in full force and effect as between Lessee and Lessor, to the extent that any such term, covenant, or agreement: (i) has not been fully performed in accordance with this Lease prior to such expiration or sooner termination; or
            (ii) contemplates performance by either party hereto subsequent to such expiration or sooner termination.

     12.12 NOTICES. All notices and demands which may be or are required to be given by either party to the other hereunder shall be deemed to have been fully given when made in writing and delivered personally or postmarked by the United States Post Office by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth in the BLI, or to such other single place as such party may from time to time designate in writing to the other party. Any notice shall be deemed to have been received on the date personally delivered or on (a) the date set forth on the Return Receipt;
            (b) the date of delivery as shown on the Post Office records,
            (c) the date delivery was refused as shown on the Post Office records, or (d) the date delivery was unable to be made because of an address change for which no notice was given.

     12.13 MODIFICATION OF LEASE, WAIVER. The terms, covenants and conditions of this Lease may not be waived, changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the waiver or change is sought. Neither the failure of either party hereto to insist in any one or more cases upon the strict performance of any agreement, term, covenant or condition of this Lease to be performed or observed by the other party hereto or to exercise any right or remedy consequent upon a breach thereof, nor the acceptance by Lessor of full or partial Rent during the continuance of any Event of Default by Lessee shall constitute a waiver or relinquishment for the future of any such agreement, term, covenant, condition, right, remedy or default. No waiver of any default shall affect or alter this Agreement, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or any subsequent default.

     12.14 RELEASE. Lessee agrees that Lessor shall not at any time or to any extent whatsoever be liable, responsible, or accountable for, and Lessee hereby releases Lessor and waives all claims of Lessee, its successors and assigns against Lessor for: (i) any injury or damage to person, property, or business, whether direct or indirect, caused by or arising out of the condition of the Premises or the Building, the condition or operation of or defects in any equipment, machinery, or utility systems located therein, including without limitation the interruption or stoppage of electrical, escalator or elevator service or the supply of conditioned air, or the act or omission of any person or persons, except to the extent such damage or injury is directly caused by or due to the gross negligence or willful misconduct of Lessor, its employees or its agents acting within the scope of their employment or agency; (ii) the theft, mysterious disappearance, or loss of any property from the Premises or the Building, unless such theft, disappearance or loss is solely due to the gross negligence of intentional misconduct of Lessor, its employees or agents acting within the scope of their employment or agency; (iii) any interference or disturbance by third persons, including, without limitation, any other lessee or lessees of the Building, or the non-compliance by any other such lessee of any other lease or of any rules and regulations established by Lessor, and it is further agreed that the happening of any one or more of the events described in the immediately preceding clauses (i),
            (ii), or (iii) shall not be an actual or constructive eviction of Lessee, and no such event shall operate to relieve Lessee from the payment of Rent or the prompt and punctual performance of the terms and conditions of this Lease.

     12.15 SURRENDER OF POSSESSION. Upon the expiration or sooner termination of this Lease, or upon the election of Lessor pursuant to Section 11.2, Lessee shall at once quietly and peacefully surrender the Premises and all improvements therein to Lessor. Lessee shall remove all rubbish, debris, personal property, including merchandise and unattached display fixtures, from the Premises prior to such time, and, if not so removed, such personal property shall become the property of Lessor, or, at Lessor's option may be removed and stored at Lessee's expense. Upon the written request of Lessor, Lessee shall also remove such of the Improvements as Lessor, in its sole discretion, may designate and shall restore the damage to the Premises or the Building occasioned by such removal, whereupon all remaining Improvements shall become the sole property of Lessor. If Lessee shall fail to return peacefully the Premises to Lessor or to remove any Improvements designated by Lessor, Lessor may, without prejudice to any other remedy Lessor may have for possession or otherwise, enter upon the Premises and repossess itself thereof by any lawful means and thereupon dispossess Lessee and expel or remove Lessee and all other persons and property from the Premises and remove such Improvements at Lessee's expense.

     12.16 CORPORATE AUTHORITY. If Lessee signs this Lease as a corporation, each person executing this Lease on behalf of Lessee does hereby covenant and warrant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in the State of Georgia, that this corporation has full power and authority to enter into this Lease, and that each and every person who signs on behalf of the corporation is authorized to do so.

     12.17 LESSOR'S LIABILITY. The term "Lessor" as used in this Lease shall be limited to and mean only the owner or owners of the Lessor's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest by the Lessor, or by any entity which comprises the Lessor, the Lessor named herein (and in case of any subsequent transfer, the then transferor), shall be automatically freed and relieved from and after the date of such transfer of all personal liability with respect to the performance of any covenants or agreements on the part of the Lessor contained in this Lease thereafter to be performed, provided that any funds in the hands of such Lessor (or the then transferor at the time of such transfer) in which the Lessee has an interest shall be turned over to the transferee, and upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions contained in this Lease to be performed on the part of the Lessor, it being intended hereby that the covenants and agreements contained in this Lease on the part of the Lessor to be performed shall, subject as aforesaid, be binding on the Lessor, its successors and assigns, and on any entity which comprises Lessor, only during and in respect to their respective periods of ownership, either as Lessor or as an entity which comprises Lessor. Neither Lessor, nor any officer, director, shareholder, or partner of Lessor, shall have any personal liability whatsoever with respect to this Lease, Lessee agreeing that any claim by Lessee or judgment of Lessee against Lessor shall be confined to and satisfied only out of, and only to the extent of, Lessor's interest in the Building.

     12.18 SPECIAL STIPULATIONS. Insofar as the special stipulations set forth in the BLI conflict with any of the foregoing provisions, the special stipulations shall control.

                                   Exhibit "A"

                                  AMERICASMART
                                     ATLANTA
                                 22ND FLOOR MAP


     Floor plan of AmericasMart Atlanta, 22nd Floor offices.

                                   Exhibit "B"

                           INSTALLMENT PROMISSORY NOTE

     $50,000.00                                              April 17, 1998

     For and in consideration of value received, the receipt of which is hereby acknowledged, DESTINATION, INC. (hereinafter referred to as "Maker"), promises to pay to the order of AMC, INC. (together with any subsequent holder of the note, hereinafter referred to as "Holder"), the sum of Fifty thousand and no/100 dollars ($50,000.00), together with interest thereon from the date hereof at the effective rate of seven and one-half percent(7.5%). Such amount shall be due and payable as follows:

            48 consecutive monthly installments commencing on May 1, 1998 and continuing thereafter on or before the first day of each successive month until paid in full. Each installment shall be made in the sum of One thousand two hundred eight and 95/100 dollars ($1,208.95). This note shall be paid to Holder at 240 Peachtree Street, N.W., Suite 2200, Atlanta, GA 30303,
            Attention: Collections Department.

     Should Maker fail to make any payment when due, or if Maker shall file a voluntary petition of bankruptcy, be adjudicated as bankrupt or insolvent, file any petition or answer seeking or acquiescing in any reorganization, arrangement, readjustment or similar relief for Maker under any Federal, State or other statute relating to bankruptcy, insolvency or other similar relief for debtors, or should Maker make a general assignment for the benefit of creditors, or should Maker be deemed in default under the terms and conditions of that certain Lease dated April 17, 1998 (the "Lease"), Holder, at its option, shall be entitled to accelerate all the indebtedness evidenced by this Installment Promissory Note, without notice, together with all costs of collection, including fifteen percent (15%) of attorney's fees if collected by law or through an attorney at law, and together with fifteen percent (15%) interest on the unpaid balance of principal until paid. Failure to exercise this option shall not constitute a waiver of the right to exercise it in the event of any subsequent defaults. Notwithstanding anything contained hereunder to the contrary, prior to the exercise of any remedies hereunder, holder agrees to provide Maker any rights to cure afforded Lessee pursuant to the terms of the Lease.

     Notwithstanding anything to the contrary contained herein, in the event the agreement between Destination, Inc. and AMC, Inc. dated April 17, 1998 (the "Agreement") is terminated, and/or the Lease is terminated (and such respective termination is not due to any monetary default(s) by Maker under the Lease or any monetary default(s) by Maker under the Agreement), then Maker's obligation to pay any and all sums due after the date Maker vacates the Premises demised under the Lease shall be null and void, and this Note shall be deemed satisfied.

     Time is of the essence with respect to this Installment Promissory Note, and except as otherwise provided herein, demand, protest, notice of demand and non-payment and all other notices whatsoever, are hereby waived by Maker.

     Maker reserves the right at any time to pay any part or all of the then remaining balance due with no penalty of prepayment.

     This Installment Promissory Note shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, Maker has caused this Installment Promissory Note to be executed on the day and year first above written.

     MAKER: DESTINATION, INC.
            -----------------


            By:
                 -----------------------------

            Its: President

                                   Exhibit "C"


     Construction improvement plans of Atlanta Merchandise Mart, including general notes and legends, demolition plan, partition plan, electrical plans, reflected ceiling plans and furniture plan.